UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2005

                              ADZONE RESEARCH, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      000-28717                88-0420405
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                            4062-80 GRUMMAN BOULEVARD
                            CALVERTON, NEW YORK 11933
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (631) 369-1100

                                   Copies to:
                             DARRIN M. OCASIO, ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 AVENUE OF THE AMERICAS, 21ST FLR.
                            NEW YORK, NEW YORK 10018
                                 (212) 930-9700
                              (212) 930-9725 (FAX)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5   Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On August 30, 2005, Richard McCann resigned as a member of our Board of Directors, effective on September 30, 2005. There was no disagreement or dispute between Mr. McCann and our company which led to his resignation.

      On August 30, 2005, our Board of Directors appointed General (Ret.) John
R. Conley as a member of our Board of Directors to fill the vacancy created by Mr. McCann's resignation. There are no understandings or arrangements between Mr. Conley and any other person pursuant to which Mr. Conley was selected as a Director. Mr. Conley presently does not serve on any committee of our Board of Directors. Mr. Conley may be appointed to serve as a member of a committee although there are no current plans to appoint him to a committee as of the date hereof. Mr. Conley does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

      From 1999 to the present, Mr. Conley has been retired from a career in commercial and military aviation. Prior to his retirement, Mr. Conley was employed by the Department of Military and Naval Affairs from 1953 to 1984. During such time, Mr. Conley also held command of the New York Air National Guard.

      On August 30, 2005, we issued a press release announcing Mr. McCann's resignation from, and Mr. Conley's appointment to, our Board of Directors. A copy of the press release is incorporated by reference and filed as Exhibit 99.1 to this report.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

                                INDEX TO EXHIBITS


Exhibit No.        Description
-----------        -----------
99.1               Press release, dated August 30, 2005, issued by
                   AdZone Research, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AdZone Research, Inc.


Date: August 31, 2005                              /s/ Charles Cardona
                                                  ------------------------------
                                                  Charles Cardona
                                                  Chief Executive Officer